Exhibit 99.1
The "New" Kraton George B. Gregory CEO - Kraton Polymers LLC NPE Conference - June 21, 2006

Agenda Introduction to Kraton Kraton Yesterday and Today The New Kraton Kraton, the Kraton logo and design, and "Giving Innovators their Edge" tagline are trademarks of Kraton Polymers LLC.

Introduction to Kraton Polymers End Use Applications KRATON Background Inventor and world's leading producer of styrenic block copolymers ("SBCs") Serves a diverse set of end-use applications Sells to over 700 customers in 60 countries Produces over 1,000 products from six plants located around the world 5

Kraton Value Chain

Kraton

RAW MATERIALS	PRODUCTS	CUSTOMER VALUE	END-USE APPLICATIONS
Styrene	**KRATON D** Unhydrogenated SBC SBS SIS	Stretch	Consumer Goods
Butadiene		Soft-Touch Grip	Personal Care
Isoprene		Adhesion	Adhesives
		Strength	Sealants/Coatings
	KRATON G Hydrogenated SBC SEBS SEPS	Durability	Packaging
		Thickening	Paving
			Roofing
			Medical
	Isoprene Rubber And Latex		Automotive
			Footwear

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The Industry Leader USBC (KRATON D) Market Share HSBC (KRATON G) Market Share Source: KRATON estimates Kraton Next Largest Competitor Index 2.8 1 Kraton Next Largest Competitor Index 2.7 1

The Leader in our Core Markets Based on 2005 sales * excluding High Styrenics Market Position KRATON Revenue Mix(1) Selected Applications Flexible materials Soft-Grip Consumer Products Automotive components Compounding Channels #1 15% Adhesives for specialty tapes Adhesives applied to labels Sealants and Coatings Adhesives, Sealants, and Coatings #1 32% Roofing materials Road surfaces Paving & Roofing #1 32% Impact resistant plastics Medical / PVC-Replacement Multi-layered Films Packaging & Films 7% #1* Diapers Cosmetics / Oil Gels Personal Care 7% #1 Core Markets

North Am Europe Asia Pac % Industry 0.3 0.3 0.4 Global Sales Coverage Industry Revenues by Region ('04) Americas 29% Europe 30% Asia Pacific 41% North Am Europe Asia Pac % Industry 0.5 0.36 0.14 KRATON Revenue by Region ('05) Americas 50% Europe 36% Asia Pacific 14% Rest of world accounts for less than 1% of global revenue Source: KRATON estimates 13

Global Production Capabilities Six manufacturing facilities and five R&D centers strategically located near global customers Houston, Texas U.S. Global Headquarters R&D Center Belpre, Ohio U.S. Manufacturing Facility Amsterdam, Netherlands R&D Center Pernis, Netherlands Manufacturing Facility Louvain-la-Neuve, Belgium R&D Center Wesseling, Germany Manufacturing Facility Kashima, Japan R&D Center Manufacturing Facility Berre, France Manufacturing Facility Paulinia, Brazil R&D Center Manufacturing Facility China (Location TBD) Customer Service Center (2007) Asia HSBC Plant (2009)

The Innovation Leader Leading innovator with new products introduced within the past 5 years generating > 30% of Kraton's revenue Extensive patent portfolio Strong pipeline of new products and applications for future growth Revenue Composition Existing Products <70% New Products >30% Patents Pending Patents (505) Granted Patents (940)

2001 2002 2003 2004 2005 265 271 290 315 328 34 42 34 31 25 299 313 324 346 353 2001 2002 2003 2004 2005 617 628 703 807 976 Volume kT 4% 299 313 324 346 353 6% Non-Core Segments Core Segments $MM Revenue 617 628 703 807 976 299 313 324 346 353 12% 12% Strong Consistent Growth

Agenda Introduction to Kraton Kraton Yesterday and Today The New Kraton

The History of Kraton – Key Milestones


1961
Invention of first viable SBS polymers
1964
First trial of KRATON products in footwear
First trial production of KRATON D polymers at Torrance, California
1965
Commercial announcement for KRATON 101
First introduction of KRATON products in adhesives
1967
First SBS trial for roofing applications
1971
Belpre, Ohio SBS plant start-up
1972
First KRATON G products commercialized from Torrance
1974
KRATON D plant commissioned at Wesseling, Germany
Start-up of Belpre, Ohio SEBS plant
1979
KRATON D plant commissioned at Berre, France
1982
Second KRATON G unit added at Belpre, Ohio
1989
KRATON JSR joint venture begins production in Japan
1994
KRATON D production begins in plant at Pernis, the Netherlands
KRATON G production begins in plant at Berre, France
1996
KRATON D production begins in plant at Paulinia, Brazil
2001
Acquisition by Ripplewood; separation from Shell Chemicals
2003
Acquisition by Texas Pacific Group

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In 1964, Kraton D polymer is added to leisure shoes, making shoe soles lighter and improving traction versus PVC Kraton Polymers launches several grades of Kraton D polymers, featuring fast production and recycle capabilities 1960's: Footwear - The First Application for Kraton Polymers

1970's: Revolutionalizing Pressure Sensitive Adhesives Kraton Polymers launches a new hot melt adhesive technology featuring SIS Kraton D polymers Kraton G polymer is launched, which increases durability and flexibility of products while extending UV and thermal stability

1980's: Bringing Innovation to Roads Worldwide Kraton polymer is added to bitumen in roads, increasing durability and improving rutting and low temperature cracking resistance Kraton D polymer is accepted globally as the preferred modifier for bitumen used in roofing products

1990's: Kraton Launches Soft Touch Technology Kraton Polymers introduces "soft touch" to the market for all types of end- use products, including grips for sporting goods, power tools, and personal care items Kraton G polymer compounds are used in elastic components of disposable diapers to provide comfort, stretch, and fit

2000's: New Innovations - New Global Standard Kraton S polymers product line is announced for the Adhesives category - extending isoprene supply and providing a new set of adhesive properties Kraton IR Latex is developed and commercialized - a synthetic material used in the Medical sector that eliminates inherent risks in natural rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber. rubber.

Kraton Today Almost $1B in Revenue 353 kT of global SBC sales World Headquarters in Houston, TX 890 employees worldwide 6 Manufacturing plants worldwide Produces more than 1000 products across Kraton D, G, and IR polymers and compounds More than 700 customers in 60 countries 5 Core business segments Paving and Roofing Adhesives, Sealants, and Coatings Compounding Channels Packaging and Films Personal Care

Agenda Introduction to Kraton Kraton Yesterday and Today The New Kraton

The New Kraton - Vision 39 The leading global performance polymer company that delivers breakthrough products for innovative customers to win

Our New Logo and Brand Promise Our New Logo and Brand Promise

Our New Logo and Brand Promise

Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Teamwork Problem Solving Resilience Relationships Results Integrity

The "New" Kraton Website

New Kraton Strategies Innovation Growth Quality Execution Bring breakthrough innovations to the marketplace by working in collaboration with our leading-edge partners Expand into new markets, applications, and businesses by leveraging our capabilities to create significant value for our customers Constantly provide our customers with the best quality and service in the industry Build sustainable competitive advantage by developing world-class capabilities and executing with excellence

Quality 51 "Defect Free Delivery" - six sigma approach Best-in-class Technology Dedicated quality professionals throughout the organization Local QA, finishing, and technical support

Technology Breakthrough Ideal combination of the right polyisoprene structure with a complex emulsification process Key Applications Surgical Gloves Catheter Balloons Adhesives Key Features and Benefits Properties matching and improving on natural rubber latex Synthetic consistent material bypassing Type I Allergy risk of natural rubber latex Spotlight on Innovation - IR Latex IR Latex Kraton S Polymers PVC Replacement New Adhesives ERS Polymers Hot Melt Butyl Sealants Bicomponent Fibers

Spotlight on Innovation – Kraton S (SIBS) Polymers

- IR Latex
- Kraton S Polymers
- PVC Replacement
- ERS Polymers
- New Adhesives
- Hot Melt Butyl Sealants
- Bicomponent Fibers

Technology Breakthrough

- Controlled distribution of monomers (isoprene and butadiene) in the midblock
- Hot-melt stability
- Formulating latitude for adhesives, compounds and films
- Lower glass transition temperature for the rubber phase

Key Applications

- Tapes and Labels
- Non-wovens
- Performance and Specialty PSA's

Key Features and Benefits

- Total system cost advantage vs. SIS based adhesives
- Stable melt viscosity
- Sprayability
- Compatibility and miscibility (with SIS and SBS)
- Improved low temperature tack vs. SIS

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Spotlight on Innovation – PVC Replacement

Kraton

- IR Latex
- Kraton S Polymers
- **PVC Replacement**
- ERS Polymers
- New Adhesives
- Hot Melt Butyl Sealants
- Bicomponent Fibers

Technology Breakthrough

- Material that has similar appearance and feel of flexible PVC without the addition of plasticizers.
- Polymers available in viscosities suited to blown and cast film processes, as well as molding and other extrusion processes.

Key Applications

- Flexible packaging including; medical films and cling films suited to IV Bags and food wrap.
- Injection molded parts for medical devices and coextruded medical tubing.

Key Features and Benefits

- Compatible with polyolefins giving clarity, flexibility, tear resistance and toughness to polypropylene while maintaining heat seal properties.
- When combined with polypropylene has the heat resistance necessary for sterilization processes.

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Spotlight on Innovation – ERS Polymers

Kraton

- IR Latex
- Kraton S Polymers
- PVC Replacement
- **ERS Polymer**
- New Adhesives
- Hot Melt Butyl Sealants
- Bicomponent Fibers

Technology Breakthrough

- KRATON G Enhanced Rubber Segment (ERS) polymers feature unique softer rubber segment and precision tailored polymer structures.

Key Applications

- Thin and difficult to mold parts
- Transparent compounds
- Overmold compounds

Key Features and Benefits

- Improved compatibility with polypropylene
- Enhanced clarity in PP compounds
- High melt flow
- Softer compounds

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Spotlight on Innovation – New Adhesive Films

Kraton

- IR Latex
- Kraton S Polymers
- PVC Replacement
- ERS Polymers
- **New Adhesives**
- Hot Melt Butyl Sealants
- Bicomponent Fibers

Technology Breakthrough

- Free flowing adhesive compounds
- Co-extruded Adhesives - Coating Step elimination
- Controllable tack and removability
- Cost improvement vs. competitive systems

Key Applications

- Adhesive Protective Films
- Specialty and RFID Labels
- Automotive
- Reclosable systems

Key Features and Benefits

- Broad range of tack and adhesion
- Tailored adhesion to polar and non-polar substrates
- Heat sealable above 100ºC for high bond strength
- Excellent optical clarity and weatherability

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Spotlight on Innovation – Hot Melt Butyl Sealants

Kraton

- IR Latex
- Kraton S Polymers
- PVC Replacement
- ERS Polymers
- New Adhesives
- **Hot Melt Butyl Sealants**
- Bicomponent Fibers

Technology Breakthrough

- High Molecular Weight Hydrogenated SEBS in formulation with butyl rubber

Key Applications

- Insulated Glass Sealants In Hot Climates
- Automotive Weather Stripping
- Automotive Lens Sealing

Key Features and Benefits

- Improved Slump & Creep at Higher Temperatures
- Reduction in Sealant "Legs" Formation
- Enhanced Elasticity and Cohesive Strength of the Butyl Sealant
- Excellent Processability versus the use of Thermosets for Improved High Temperature Performance

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Spotlight on Innovation – Bicomponent Fibers

Kraton

- IR Latex
- Kraton S Polymers
- PVC Replacement
- ERS Polymers
- New Adhesives
- Hot Melt Butyl Sealants
- **Bicomponent Fibers**

Technology Breakthrough

- Excellent balance of high strength, melt flow and elasticity, derived from novel HSBC polymers produces elastic bi component spunbond fabrics.

Key Applications

- Industrial non wovens such as geotextiles
- Surgical gowns and drapes
- Personal care wipes and non wovens

Key Features and Benefits

- Offers high speed fibre production, similar to PP bicomponent fiber production, with PU type properties.
- Requires no drying, has excellent process stability and compatibility with multiple fibre types.

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Areas of Interest - Future Innovations 67 Improved Asphalt Modification Foaming Applications (automotive, sound) Medical Applications (surgical gloves, medical bags and tubes, etc..) New Packaging and Adhesive Films New Fiber Applications New Clear Impact Modifiers for Polyolefins Additive for High Flow and High Melt Strength TPEs

Execution with Excellence 69 Lean 6 sigma (LSS) implementation Operational excellence across the globe Values and compliance Global supply chain Cost competitiveness Superior Supplier Performance

Recent Announcements New IR Latex Plant in Brazil - End '06 New Customer Service Center in China - Q1 '07 New HSBC Plant in Asia - 2009 Future Potential Additional Debottleneck Opportunities - '07 - 09 Further IR Latex Expansion Growth Globally

Our New Logo and the 6-Color Scheme